                                                                    EXHIBIT 10.5

         THIS COMMON STOCK PURCHASE WARRANT (THE WARRANT") REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND NEITHER THE WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE INVESTORS SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY, TO THE EFFECT THAT THE WARRANTS TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION UNDER THE 1933 ACT AND STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                       _________________________________

                         WORLD HEALTH ALTERNATIVES, INC.

                          COMMON STOCK PURCHASE WARRANT

Number of shares: _______                  Holder: ________________________
                                                   ________________________
                                                   ________________________

Expiration Date: December 24, 2008

Exercise Price per Share: $2.00

         World Health Alternatives, Inc., a company organized and existing under the laws of the State of Florida (the "COMPANY"), hereby certifies that, for value received, (______________), or its registered assigns (the "WARRANT HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company (_______________) shares (the "WARRANT SHARES") of common stock, $0.001 par value (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT

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SHARES") in exchange for (a) one (1) Warrant and (b) $0.60 per share (as adjusted from time to time as provided in Section 7, per Warrant Share (the "EXERCISE PRICE")), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on December 24, 2008 (the "EXPIRATION DATE"), and subject to the following terms and conditions:

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2.       INVESTMENT REPRESENTATIONS.

                  a. The Warrant Holder is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Warrant.

                  b. The Warrant Holder is acquiring this Warrant and, upon exercise thereof, the Warrant Shares for its own account or the account of an affiliate for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the 1933 Act. The Warrant Holder understands that its acquisition of the Warrant or, upon exercise thereof, the Warrant Shares has not been registered under the 1933 Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Warrant Holders investment intent as expressed herein. The Warrant Holder shall not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of) the Warrant or the Warrant Shares, except in compliance with the terms hereof and the registration requirements of the 1933 Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

                  c. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 ACT") or any state securities laws and neither the Warrant Shares nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred by the Warrant Holder unless

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(1) a registration statement with respect thereto is effective under the 1933
Act and any applicable state securities laws or (2) the Warrant Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

                  d. The Warrant Holder has been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Warrants and the Warrant Shares. The Warrant Holder has been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Warrant Holder understands that such Warrant Holder's investment in the Warrant and Warrant Shares involves a high degree of risk. The Warrant Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrant or the Warrant Shares.

                  e. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

         3. VALIDITY OF WARRANT AND ISSUE OF SHARES. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4.       REGISTRATION OF TRANSFERS AND EXCHANGE OF WARRANTS.

                  a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. As soon as practicable following any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

                  b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to
Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5.       EXERCISE OF WARRANTS.

                  a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 5 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required herein and by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  b. "DATE OF EXERCISE" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

                  c. This Warrant shall be exercisable at any time and from time to time until the Expiration Date for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         6. REPURCHASE OF WARRANT(S) BY COMPANY. If at any time (i) the average price of the Common Stock of the Company as listed on the OTC Bulletin Board or other nationally public securities market is 125% of the exercise price herein for a period of twenty consecutive trading days and (ii) the Registration Statement is effective for such twenty consecutive trading days, the Company may repurchase all or part of the Warrant

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for a purchase price of $0.001 per Warrant, free and clear of any liens, claims or encumbrances (the "REPURCHASE OPTION"). The Company may exercise its Repurchase Option by delivering to the Warrant Holder a written notice indicating the Company's intention to exercise the Repurchase Option (setting forth the number of Warrant Shares to be repurchased hereunder) and by delivering to the Warrant Holder the aggregate repurchase price in lawful money of the United States of America, in cash or by certified or official bank check or checks. Upon delivery of such notice and payment of the aggregate repurchase price, the Company shall become the legal and beneficial owner of the Warrant being repurchased and the rights and interests herein or relating hereto, and the Warrant Holder shall immediately deliver the Warrant to the Company. To insure the availability for delivery of the Warrant upon repurchase by the Company pursuant to the Repurchase Option, the Warrant Holder hereby appoints the Secretary, or any other person designated by the Company as its attorney in fact to sell, assign and transfer unto the Company, such Warrant, if any, repurchased by the Company pursuant to the Repurchase Option. If less than all of the Warrant is repurchased by the Company hereunder, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares for which the Company did not exercise its Repurchase Option.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

                  a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

                  b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the

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Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         8. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         9. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                           If to the Company:

                             WORLD HEALTH ALTERNATIVES, INC.
                             300 Penn Center Boulevard, Suite 201,
                             Pittsburgh, Pennsylvania 15235
                             ATTN: Richard E. McDonald
                             Telephone No.: 412-829-7800

                           If to the Warrant Holder:

                           To the address in this Warrant or to the address provided to the Company by an Investor.

         10.      MISCELLANEOUS.

                  a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

                  b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

                  c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of law thereof.

                  d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

         WORLD HEALTH ALTERNATIVES, INC.

         By: _____________________________

         Name: ___________________________

         Title: __________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: WORLD HEALTH ALTERNATIVES, INC.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $0.001 par value, of World Health Alternatives, Inc. and encloses one warrant and $________ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
(Please print name and address)

_______________________________________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
(Please print name and address)

Dated: ____________________          Name of Warrant Holder:

                                             (Print)____________________________

                                             (By:)______________________________

                                             (Name:)____________________________

                                             (Title:)___________________________

                                             Signature must conform in all
                                             respects to name of Warrant Holder
                                             as specified on the face of the
                                             Warrant